UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida	33136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 8, 2026, Longeveron Inc. (the “Company”) entered into a revised Letter Agreement with Stephen Willard, the Company’s Chief Executive Officer(the “Revised Agreement”). The Revised Agreement amends and restates the prior letter agreement with Mr. Willard dated February 11, 2026 (the “Original Agreement”) and will govern Mr. Willard’s continued employment with the Company.

The Revised Agreement provides that Mr. Willard’s entitlement to receive a base salary of $500,000 per year is no longer subject to the previously disclosed deferral period included in the Original Agreement. The Revised Agreement also provides that, during the term of his employment, Mr. Willard will be eligible for an annual cash bonus pursuant to the Company’s annual cash bonus program. This bonus will have an initial target amount of forty-five percent (45%) of Mr. Willard’s base salary of which eighty percent (80%) of that target bonus will be based upon the achievement of the agreed upon corporate goals of the Company and twenty percent (20%) will be at the discretion of the Board of Directors of the Company (the “Board”) and/or the Compensation Committee of the Board. The actual amount of any bonus earned by Mr. Willard will be determined by the Compensation Committee and/or the Board and payout of any such bonus shall occur no later than March 31 of the year following completion of the applicable fiscal year.

The Revised Agreement further provides that in the event Mr. Willard’s employment is terminated by the Company without Cause or by Mr. Willard for Good Reason (each as defined in the Revised Agreement), Mr. Willard will be entitled to receive, in addition to the items provided for in the Original Agreement, (i) any earned but unpaid bonus for any prior completed fiscal year and (ii) the annual cash bonus payment for the current year prorated based on the date of termination and payable at the overall corporate goal achievement level as certified by the Compensation Committee and/or Board (with the 20% discretionary portion payable or not in the sole discretion of the Compensation Committee and/or Board), and payable when such bonus payments are actually paid, if at all, to the Company’s other executed officers. If this termination occurs within six (6) months following a Change in Control, as defined in the Company’s Fourth Amended and Restated 2021 Incentive Award Plan (or any successor plan thereto) (the “Plan”), Mr. Willard will also be entitled, subject to Mr. Willard’s execution and non-revocation of a release, to receive (i) a lump sum payment equal to the sum of twelve (12) months of his base salary as of immediately prior to the Change in Control and one hundred percent (100%) of his then-current annual cash bonus (at target level); (ii) full vesting of any equity awards then outstanding held by Mr. Willard and the exercise period of any stock option continuing for a one-year period following the termination of employment; and (iii) certain continuation health coverage benefits.

Finally, under the Revised Agreement, Mr. Willard’s initial equity incentive awards under the Plan that included (among other awards) 200,000 restricted stock units and a stock option award exercisable for 200,000 shares of the Company’s Class A common stock, par value $0.001 per share, will each vest quarterly over a three-year period instead of the four-year period provided in the Original Agreement.

The foregoing description is only a summary of the material terms of the Revised Agreement, its changes to the Original Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder. This summary of the Revised Agreement is qualified in its entirety by reference to the full text of the Revised Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements to differ materially from those anticipated, expressed, or implied by the statements made herein. The forward-looking statements in this Current Report on Form 8-K are made on the basis of the views and assumptions of management regarding future events and business performance as of the date this Current Report on Form 8-K is filed with the Securities and Exchange Commission (“SEC”). We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual events, results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith.

These forward-looking statements are made as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions described in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 17, 2026, its Quarterly Reports on Form 10-Q, and other filings with the SEC. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. These statements are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future, events or otherwise occurring after the date this Current Report on Form 8-K is filed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Revised Letter Agreement, dated July 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: July 14, 2026	/s/ Paul Lehr
	Name:	Paul Lehr
	Title:	General Counsel and Secretary

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